SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 3, 2010.

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Harbor Bay Parkway, Suite 100
Alameda, California 94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed.  Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime's other reports filed with the Securities and Exchange Commission.  Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported, on May 3, 2010, we completed the acquisition of all of the issued preferred shares and ordinary shares of ES Cell International Pte Ltd, a Singapore private limited company (“ESI”), and the secured promissory notes (the “Notes”) in the amount of approximately $35,000,000 of principal and accrued interest, issued by ESI to a former ESI shareholder (the “Acquisition”).  We issued, in the aggregate, 1,383,400 BioTime common shares, and warrants to purchase an additional 300,000 common shares at an exercise price of $10 per share, to acquire all of the ESI shares and Notes in the Acquisition.

We are amending our Current Report on Form 8-K to include, as exhibits, audited financial statements of ESI for the fiscal years ended March 31, 2010 and 2009, and unaudited pro forma combined financial statements which give effect to our acquisition of ESI as if the acquisition took place on December 31, 2009. Amounts shown in the audited financial statements of ESI are presented in Singapore Dollars (“S$”). Amounts shown in the pro forma financial statements are presented in United States Dollars.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired:
Balance Sheet at March 31, 2010 and 2009
Statements of Operations for the Twelve Months Ended March 31, 2010 and March 31, 2009
Statement of Cash Flows for the Twelve Months Ended March 31, 2010 and March 31, 2009

(b)	Pro Forma Financial Information
Pro Forma Combined Statement of Operations for the Twelve Months Ended December 31, 2009 (unaudited)
Pro Forma Combined Statement of Operations for the Three Months Ended March 31, 2010 (unaudited)
Pro Forma Combined Balance Sheet as at March 31, 2010 (unaudited)

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(d)	Exhibits.

Exhibit Number	Description
Exhibit 23.1	Consent of Ernst & Young LLP
Exhibit 23.2	Consent of Deloitte Touche Tohmatsu
Exhibit 99.1	Audited Consolidated Financial Statements of ES Cell International Pte Ltd
Exhibit 99.2	Unaudited Pro Forma Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: July 15, 2010	By	/s/ Steven A. Seinberg
Chief Financial Officer

Exhibit Number	Description
Exhibit 23.1	Consent of Ernst & Young LLP
Exhibit 23.2	Consent of Deloitte Touche Tohmatsu
Exhibit 99.1	Audited Consolidated Financial Statements of ES Cell International Pte Ltd
Exhibit 99.2	Unaudited Pro Forma Combined Financial Statements

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